Exhibit (g)(2)

APPENDIX A

TO

CUSTODIAN AGREEMENT

BETWEEN

BROWN BROTHERS HARRIMAN & COMPANY

AND

EACH OF THE INVESTMENT COMPANIES

LISTED ON APPENDIX "A" THERETO

DATED AS OF July 21, 2003

The following is a list of Funds and their respective Portfolios for which the Custodian shall serve under a Custodian Agreement dated as of July 1, 2001:

FUND	PORTFOLIO	EFFECTIVE AS OF:
Fidelity Advisor Series I	Fidelity Advisor Fifty Fund	July 1, 2001
	Fidelity Advisor Large Cap Fund	July 1, 2001
	Fidelity Advisor Mid Cap Fund	July 1, 2001
	Fidelity Advisor Strategic Opportunities Fund	July 1, 2001
Fidelity Advisor Series VII	Fidelity Advisor Natural Resources Fund	July 1, 2001
Fidelity Advisor Series VIII	Fidelity Advisor International Capital Appreciation Fund	July 1, 2001
	Fidelity Advisor Emerging Asia Fund	July 1, 2001
	Fidelity Advisor Value Leaders Fund	June 15, 2003
Fidelity Capital Trust	Fidelity Capital Appreciation Fund	July 1, 2001
	Fidelity Small Cap Selector	July 1, 2001
	Fidelity Stock Selector	July 1, 2001
Fidelity Commonwealth Trust	Fidelity Small Cap Stock Fund	July 1, 2001
	Fidelity Large Cap Stock Fund	July 1, 2001
	Fidelity Small Cap Selector	July 1, 2001
Fidelity Congress Street Fund	Fidelity Congress Street Fund	July 1, 2001
Fidelity Contrafund	Fidelity Advisor New Insights Fund (1)	July 28, 2003
Fidelity Contrafund	Fidelity Contrafund	July 1, 2001
Fidelity Devonshire Trust	Fidelity Real Estate Investment Portfolio	July 1, 2001
	Fidelity Utilities Fund	July 1, 2001
Fidelity Exchange Fund	Fidelity Exchange Fund	July 1, 2001
Fidelity Financial Trust	Fidelity Independence Fund	July 1, 2001
Fidelity Hastings Street Trust	Fidelity Contrafund II	July 1, 2001
Fidelity Investment Trust	Fidelity Canada Fund	July 1, 2001
	Fidelity Global Balanced Fund	July 1, 2001
	Fidelity Hong Kong & China Fund	July 1, 2001
	Fidelity Japan Smaller Companies Fund	July 1, 2001
	Fidelity Latin America Fund	July 1, 2001
	Fidelity Nordic Fund	July 1, 2001
Fidelity Mt. Vernon Street Trust	Fidelity Aggressive Growth Fund	July 1, 2001
	Fidelity Growth Company Fund	July 1, 2001
Fidelity Puritan Trust	Fidelity Balanced Fund	July 1, 2001
	Fidelity Low-Priced Stock Fund	July 1, 2001
Fidelity Securities Fund	Fidelity OTC Portfolio	July 1, 2001
	Fidelity Blue Chip Value Fund	June 15, 2003
Fidelity Select Portfolios	Air Transportation Portfolio	July 1, 2001
	American Gold Portfolio	July 1, 2001
	Automotive Portfolio	July 1, 2001
	Banking Portfolio	July 1, 2001
	Biotechnology Portfolio	July 1, 2001
	Brokerage and Investment Management Portfolio	July 1, 2001
	Business Services and Outsourcing Portfolio	July 1, 2001
	Chemicals Portfolio	July 1, 2001
	Computers Portfolio	July 1, 2001
	Construction and Housing Portfolio	July 1, 2001
	Consumer Industries Portfolio	July 1, 2001
	Cyclical Industries Portfolio	July 1, 2001
	Defense and Aerospace Portfolio	July 1, 2001
	Developing Communications Portfolio	July 1, 2001
	Electronics Portfolio	July 1, 2001
	Energy Portfolio	July 1, 2001
	Energy Service Portfolio	July 1, 2001
	Environmental Services Portfolio	July 1, 2001
	Financial Services Portfolio	July 1, 2001
	Food and Agriculture Portfolio	July 1, 2001
	Health Care Portfolio	July 1, 2001
	Home Finance Portfolio	July 1, 2001
	Industrial Equipment Portfolio	July 1, 2001
	Industrial Materials Portfolio	July 1, 2001
	Insurance Portfolio	July 1, 2001
	Leisure Portfolio	July 1, 2001
	Medical Delivery Portfolio	July 1, 2001
	Medical Equipment and Systems Portfolio	July 1, 2001
	Multimedia Portfolio	July 1, 2001
	Natural Gas Portfolio	July 1, 2001
	Natrual Resources Portfolio	July 1, 2001
	Natural Gas Portfolio	July 1, 2001
	Networking & Infrastructure Portfolio	July 1, 2001
	Paper and Forest Products Portfolio	July 1, 2001
	Precious Metals and Minerals Portfolio	July 1, 2001
	Retailing Portfolio	July 1, 2001
	Pharmaceuticals Portfolio	July 1, 2001
	Software and Computer Service Portfolio	July 1, 2001
	Technology Portfolio	July 1, 2001
	Telecommunications Portfolio	July 1, 2001
	Transportation Portfolio	July 1, 2001
	Utilities Growth Portfolio	July 1, 2001
	Wireless Portfolio	July 1, 2001

Variable Insurance Products Fund II	Contrafund Portfolio	July 1, 2001

Variable Insurance Products Fund III	Mid Cap Portfolio	July 1, 2001
Variable Insurance Products Fund IV	Value Leaders Portfoliio	June 15, 2003

(1) The addition of Fidelity Contrafund: Fidelity Advisor New Insights Fund effective 7/28/03.

IN WITNESS WHEREOF, each of the parties hereto has caused this Appendix to be executed in its name and behalf as of the day and year first set forth opposite each such Portfolio.

Each of the Investment Companies Listed on this Appendix "A", on behalf of each of their respective portfolios	\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\	BROWN BROTHERS HARRIMAN & COMPANY

By: /s/John Costello		By: /s/James R. Kent
Name: John Costello		Name: James R. Kent
Title: Assistant Treasurer		Title: Managing Director